UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 28, 2005

Trinity Learning Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Utah	0-8924	73-0981865
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3685 Mt. Diablo Blvd., Suite 161, Lafayette, California		94549
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	925-284-8025

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On September 28, 2005, Trinity Learning Corporation issued a Press Release about the renewal and expansion of CBPTV, the satellite-delivered training and communications network for the U.S. Customs and Border Protection provided by Trinity Workplace Learning. The Press Release was also published to its website. The full text of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1 Text of Trinity Learning Corporation Press Release dated September 28, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Learning Corporation

September 28, 2005	By:	/s/ Douglas Cole

Name: Douglas Cole
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Text of Trinity Learning Corporation Press Release dated September 28, 2005